                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the Registrant [X]

    Filed by a Party other than the Registrant [ ]

    Check the appropriate box:

    [ ] Preliminary Proxy Statement   [ ] Confidential, for Use of the
                                          Commission Only (as permitted by
                                          Rule 14a-6(e)(2))


    [X] Definitive Proxy Statement

    [ ] Definitive Additional Materials

    [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                CIPRICO, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


    (1) Amount Previously Paid:

--------------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    (3) Filing Party:

--------------------------------------------------------------------------------

    (4) Date Filed:

--------------------------------------------------------------------------------

                                  CIPRICO INC.

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             ---------------------




  The Annual Meeting of Shareholders of Ciprico Inc. will be held on Thursday, January 30, 1997, at 3:30 p.m. (Minneapolis time), at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, for the following purposes:

  1.   To set the number of directors at six (6).

  2.   To elect two Class III directors for the ensuing year.

  3. To consider and act upon such other matters as may properly come before the meeting and any adjournments thereof.

  Only shareholders of record at the close of business on December 12, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

  Your vote is important. We ask that you complete, sign, date and return the enclosed proxy in the envelope provided for your convenience. The prompt return of proxies will save the Company the expense of further requests for proxies.


                                      BY ORDER OF THE BOARD OF DIRECTORS



                                      ROBERT H. KILL
                                      President

Plymouth, Minnesota
December 20, 1996

                                  CIPRICO INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 30, 1997

                              -------------------

                                PROXY STATEMENT
                              -------------------


                                  INTRODUCTION

  Your Proxy is solicited by the Board of Directors of Ciprico Inc. ("the Company") for use at the Annual Meeting of Shareholders to be held on January 30, 1997, at the location and for the purposes set forth in the notice of meeting, and at any adjournment thereof.

  The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of stock, will be borne by the Company. Directors, officers and regular employees of the Company may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

  Any shareholder giving a proxy may revoke it at any time prior to its use at the meeting by giving written notice of such revocation to the Secretary of the Company. Proxies not revoked will be voted in accordance with the choice specified by shareholders by means of the ballot provided on the Proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instructions by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

  The mailing address of the principal executive office of the Company is 2800 Campus Drive, Plymouth, Minnesota 55441. The Company expects that this Proxy Statement, the related proxy and notice of meeting will first be mailed to shareholders on or about December 20, 1996.

                      OUTSTANDING SHARES AND VOTING RIGHTS

  The Board of Directors of the Company has fixed December 12, 1996, as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on December 12, 1996, 5,024,522 shares of the Company's Common Stock were issued and outstanding.
The Common Stock is the only outstanding class of capital stock of the Company entitled to vote at the meeting. Each share of Common Stock is entitled to one vote on each matter to be voted upon at the meeting. Holders of Common Stock are not entitled to cumulative voting rights.


                             PRINCIPAL SHAREHOLDERS

  The following table provides information concerning persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of December 12, 1996. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      NAME AND ADDRESS OF                  NUMBER OF SHARES         PERCENT OF
        BENEFICIAL OWNER                  BENEFICIALLY OWNED           CLASS
      ---------------------               ------------------        -----------
      Perkins Capital Management, Inc.     1,352,500 (1)               26.9%
      730 E. Lake Street
      Wayzata, MN 55391

-------------------------

(1) Perkins Capital Management, Inc. has indicated that as of July 9, 1996, it beneficially owns 1,352,500 shares, that it has no voting power as to 948,525 of such shares and that it has sole dispositive power over all of such shares.


                            MANAGEMENT SHAREHOLDINGS

      The following table sets forth the number of shares of Common Stock beneficially owned as of December 12, 1996 by each executive officer of the Company named in the Summary Compensation table, by each current director and nominee for director of the Company and by all directors and executive officers (including the named individuals) as a group. Unless otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the shares indicated.

      NAME OF DIRECTOR/NOMINEE             NUMBER OF SHARES         PERCENT OF
         OR IDENTITY OF GROUP             BENEFICIALLY OWNED        CLASS (1)
      ----------------------------        ------------------        ----------
      Robert H. Kill                        96,576 (2)                 1.9%
      Donald H. Soukup                      53,250 (3)(4)              1.1%
      Ronald B. Thomas                      49,270 (3)(5)               *
      William N. Wray                       21,000 (3)(6)               *
      Cory J. Miller                        20,475 (7)                  *
      Gary L. Deaner                        10,500 (3)(6)               *
      Peyton Gannaway                        6,000 (3)(6)               *
      All officers and directors
        as a group (7 persons)             257,071 (8)                 4.9%


-------------------------

*     Less than 1%

(1) Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of December 12, 1996, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such individual and when determining the percent owned by a group.

(2) Amount includes 67,500 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

(3) Does not include an option for 6,000 shares which will be granted to such individual as of the date of the Annual Meeting and which will become exercisable as of the date of the Company's 1998 Annual Meeting pursuant to an automatic grant under the Company's 1992 Nonqualified Stock Option Plan.

(4) Amount includes 30,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

(5) Amount includes 36,000 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

(6) Such shares are not outstanding but are purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

(7) Amount includes 13,275 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

(8) Amount includes 184,275 shares purchasable upon exercise of options presently exercisable or exercisable within sixty days of December 12, 1996.

                             ELECTION OF DIRECTORS
                             (PROPOSALS #1 AND #2)

GENERAL INFORMATION

      The Certificate of Incorporation and Bylaws of the Company provide that the Board of Directors shall consist of not less than three directors and not more than six directors, that the number of directors to be elected shall be determined by the shareholders at each annual meeting, and that the number of directors may be increased by the Board between annual meetings. The Certificate of Incorporation also provides for the election of three classes of directors with terms staggered so as to require the election of only one class of directors each year. Only directors who are members of Class III will be elected at the Annual Meeting. Directors who are members of Classes I and II will continue to serve for the terms for which they were previously elected. The Board recommends that the number of directors be set at six and that two Class III directors be elected at the Annual Meeting. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting is required to set the number of directors at six. The Board of Directors nominates Robert H. Kill and Gary L. Deaner for re-election as Class III directors. If elected, Messrs. Kill and Deaner will each serve for a three year term as a Class III director and until his successor has been duly elected and qualified.

      Unless authority is withheld, the proxies solicited hereby will be voted for the election of Robert H. Kill and Gary L. Deaner as directors for a term of three years. If, prior to the meeting, it should become known that either Class III nominee will be unable to serve as a director after the meeting by reason of death, incapacity or other unexpected occurrence, the proxies will be voted for such substitute nominee as is selected by the Board of Directors or, alternatively, not voted for any nominee. The Board of Directors has no reason to believe that either nominee will be unable to serve. The election of directors is decided by a plurality of the votes cast. Following is information about the nominees and all other directors of the Company whose terms continue beyond the Annual Meeting.

      Ronald B. Thomas (Class II, term ending at 1999 Annual Meeting), age 53, has been a director of the Company since the Company's incorporation in February 1978 and was Chairman of the Board from March 1988 to January 1996.
He has been a private investor since March 1988. Mr. Thomas served as President and Treasurer of the Company from February 1978 to March 1988 and was the sole proprietor of the Company's unincorporated predecessor.

      Peyton Gannaway (Class II, term ending at 1999 Annual Meeting), age 57, was elected a director of the Company in January 1996. Mr. Gannaway has been President, Chief Operating Officer and a director of Anthem Electronics from 1984 until his retirement in 1994. Prior to that time, Mr. Gannaway was Vice President and Senior Vice President of Anthem from 1975 to 1984. Mr. Gannaway is a director of Aptos Semiconductor.

      Robert H. Kill (Class III, term ending at 1997 Annual Meeting), age 49, has been Chairman of the Board of the Company since January 1996, President since March 1988 and a director since September 1987. Mr. Kill was Executive Vice President of the Company from September 1987 to March 1988, Secretary from September 1987 to July 1988 and from

November 1989 to October 1993, and Vice President and General Manager from August 1986 to September 1987. Mr. Kill held several marketing and sales positions at Northern Telecom, Inc. from 1979 to 1986, his latest position being Vice President, Terminals Distribution.

      Gary L. Deaner (Class III, term ending at 1997 Annual Meeting), age 56, was elected a director of the Company in May 1995. Mr. Deaner has been Vice President of Marketing and Strategic Development for J. River, Inc., a software products company, since September 1996. Mr. Deaner was Vice President and General Manager, Lan Connect, of Digi International, Inc., a manufacturer of computer communications products, from January 1995 to September 1996. From August 1991 to January 1995 Mr. Deaner served as President of Arnet Corporation, a subsidiary of Digi International, and from 1985 to 1991 he was Vice President of Marketing for Digi International.

      Donald H. Soukup (Class I, term ending at 1998 Annual Meeting), age 56, became a director of the Company in March 1982. Mr. Soukup has been an independent venture capitalist for more than five years. Mr. Soukup is also a director of MinnTech, Inc. and several privately held companies.

      William N. Wray (Class I, term ending at 1998 Annual Meeting), age 68, has been a director of the Company since July 1993. Prior to his retirement in 1988, Mr. Wray held various management positions at Honeywell, Inc., the most recent being Executive Vice President of Honeywell Information Systems (from 1985 to 1989) and Executive Vice President of Corporate Marketing (from 1987 to
1988). Mr. Wray is currently employed by Honeywell Consultants, Ltd., an organization comprised of top Honeywell executives who have retired and are now involved in civic and nonprofit organizations.

      There are no arrangements or understandings between any of the directors or any other person (other than arrangements or understandings with directors acting as such) pursuant to which any person was selected as a director or nominee of the Company. There are no family relationships among the Company's directors.

COMMITTEE AND BOARD MEETINGS

      The Company's Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The Audit Committee was established in July 1983 and its current members are Donald H. Soukup, Robert H. Kill and Peyton Gannaway. This committee is responsible for reviewing the Company's internal audit procedures and quarterly and annual financial statements, and reviewing with the Company's independent accountants the results of the annual audit. The Audit Committee met once during fiscal 1996. The Compensation Committee was also established late in fiscal 1983 and its current members are Gary L. Deaner, William N. Wray and Ronald B. Thomas. The Compensation Committee recommends to the Board of Directors from time to time the salaries and other compensation to be paid to executive officers of the Company and administers the Company's stock option and restricted stock plans. The Compensation Committee met three times during fiscal 1996. Members of both of such Committees meet informally from time to time throughout the year on Committee matters.

      During fiscal 1996, the Board of Directors held six meetings. With the exception of Messrs. Deaner and Wray, each incumbent director attended 75% or more of the total number of meetings (held during the period(s) for which he has been a director or served on committee(s)) of the Board and of committee(s) of which he was a member.

DIRECTORS FEES

      Directors who are not employees of the Company receive $500 for each Board meeting attended. Prior to its amendment in January 1996, the Company's 1992 Nonqualified Stock Option Plan provided that on the date of each of the Company's five annual meetings commencing with the 1992 annual meeting, each person who served as a nonemployee director during the year preceding such annual meeting would receive a five-year option to purchase 6,000 shares of the Company's Common Stock at an exercise price equal to the average of the closing prices of the Company's Common Stock for the ten trading days ending with the date of such annual meeting. Any person who served as a director for less than a full year preceding the annual meeting was granted an option covering that number of shares determined by multiplying 6,000 by a fraction the numerator of which is the number of months during the preceding year during which such director served as a director and the denominator of which is twelve. As of January 25, 1996, the date of the 1996 annual meeting, Messrs. Donald H. Soukup, Ronald B. Thomas and William N. Wray each received an option for the purchase of 6,000 shares and Gary L. Deaner received an option for the purchase of 4,500 shares, each at an exercise price of $17.625 per share. Under the terms of the 1992 Plan as amended, commencing with the 1996 annual meeting of shareholders and at each annual meeting thereafter, each nonemployee director who is elected or re-elected to the Board at such meeting, or whose term of office continues after the meeting, will receive a seven-year option for 6,000 shares at an exercise price equal to the average of the closing price of the Company's Common Stock for the ten trading days ending with the date of such annual meeting, exercisable on the date of the next annual meeting of shareholders if the director has continued to serve on the Board throughout such period. On January 25, 1996, Messrs. Deaner, Gannaway, Soukup, Thomas and Wray each received an option to purchase 6,000 shares at $17.625 per share. Such options will become exercisable on January 30, 1997.


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table sets forth information regarding compensation paid during each of the Company's last three fiscal years to the Company's Chief Executive Officer and the other executive officer whose total salary and bonus for fiscal 1996 exceeded $100,000.

                                      ANNUAL COMPENSATION                      LONG-TERM COMPENSATION
                              --------------------------------------- -------------------------------------
                                                                                AWARDS             PAYOUTS
                                                                      --------------------------   --------
                                                                                      SECURITIES
                                                                      RESTRICTED      UNDERLYING
                                                        OTHER ANNUAL    STOCK          OPTIONS/       LTIP      ALL OTHER
 NAME AND PRINCIPAL             SALARY       BONUS     COMPENSATION    AWARD(S)          SARS       PAYOUTS   COMPENSATION
       POSITION       YEAR       ($)          ($)           ($)           ($)             (#)          ($)       ($)(1)
 -------------------- ----     ------       -------   --------------- ----------      ----------    -------  --------------
 Robert H. Kill,      1996     149,333       118,500          -0-         -0-              15,000      -0-     1,736 (3)
 President and        1995     140,000         6,000          -0-       5,002 (2)          15,000      -0-     1,402
 CEO                  1994     131,000         6,000          -0-         -0-              41,145      -0-     1,340
 Cory J. Miller,      1996      70,975        32,040          -0-         -0-               8,000      -0-       867 (3)
 Vice President       1995      67,875         9,727          -0-         -0-               6,000      -0-       719
 -Finance and CFO     1994      66,000         7,628          -0-         -0-                 -0-      -0-       736

---------------------------

(1) Amount reflects Company contributions to the Company's Savings Plan, a 401(k) plan.

(2) Amount reflects 1,580 shares of restricted stock having an aggregate market value of $31,600 at September 30, 1996. The shares remain forfeitable until December 31, 1996 unless Mr. Kill's employment is terminated by the Company without cause or there is a change of control of the Company. Dividends, if declared by the Company, will be paid on the shares.

(3) Amount excludes additional Company 401(k) contribution based on current year's performance. Such amount was not calculable as of September 30, 1996.


OPTION/SAR GRANTS DURING 1996 FISCAL YEAR

      The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended September 30, 1996. The Company has not granted stock appreciation rights.

                         NUMBER OF
                          SECURITIES           % OF TOTAL
                         UNDERLYING           OPTIONS/SARS
                        OPTIONS/SARS           GRANTED TO           EXERCISE OR
                           GRANTED            EMPLOYEES IN          BASE PRICE            EXPIRATION
     NAME                     (#)              FISCAL YEAR            ($/SH)                 DATE
 ---------------        ----------------      -------------         ------------          ----------
 Robert H. Kill             15,000 (1)              5%                12.667               1/25/01
 Cory J. Miller              1,000 (2)              *                 14.00                4/03/01
                             1,000 (3)              *                 22.00                5/30/01
                             6,000 (4)              3%                13.00                7/16/01

------------------------

* Less than 1%
(1) Such option is exercisable as to 3,750 shares per year commencing January 25, 1997.
(2)   Such option is exercisable as to 250 shares per year commencing
      April 3, 1997.
(3)   Such option is exercisable as to 250 shares per year commencing
      May 30, 1997.
(4) Such option is exercisable as to 1,500 shares per year commencing July 16, 1997.

AGGREGATED OPTION/SAR EXERCISES DURING 1996 FISCAL YEAR
AND FISCAL YEAR END OPTION/SAR VALUES

      The following table provides information related to options exercised by the named executive officers during fiscal 1996 and the number and value of options held at fiscal year end.

                                                                                        Value of
                                                               Number of               Unexercised
                                                                Unexercised            In-the-Money
                                                               Options/SARs at        Options/SARs at
                                                                 FY-End(#)              FY-End ($)
                        Shares Acquired           Value         Exercisable/           Exercisable/
      Name              on Exercise (#)       Realized ($)      Unexercisable         Unexercisable (1)
 --------------         ---------------       ------------     ---------------        -----------------
 Robert H. Kill             15,000            $178,995         45,000/45,000          $783,758/$611,243
 Cory J. Miller              7,200            $ 88,574         11,400/15,875          $195,100/$177,877

-------------------------

(1) These amounts represent the difference between the exercise price of the in-the-money options and the market price of the Company's Common Stock on September 30, 1996. The closing price of the Company's Common Stock on that day on the Nasdaq Stock Market was $20.00. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.


           SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of the Company, and persons who beneficially own more than 10 percent of the Company's outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of the Company with the Securities and Exchange Commission. Officers, directors and greater than 10 percent shareholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all
Section 16(a) forms they file.

      Based upon a review of the copies of such reports furnished to or obtained by the Company and upon other information known to the Company, the Company believes that during the fiscal year ended September 30, 1996, all filing requirements applicable to its directors, officers or beneficial owners of more than 10% of the Company's outstanding shares of Common Stock were complied with except that Peyton Gannaway's Form 3 was filed late.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

      KPMG Peat Marwick LLP acted as the Company's independent auditors for fiscal 1996. The Company has not selected its independent auditors for the current fiscal year ending September 30, 1997, pending the Audit Committee's completion of its review of the Company's fiscal 1996 audit. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, will be given an opportunity to make a statement regarding financial and accounting matters of the Company if they so desire, and will be available at the meeting to respond to appropriate questions from the Company's shareholders.

                                 OTHER BUSINESS

      Management knows of no other matters to be presented at the meeting. If any other matter properly comes before the meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.


                             SHAREHOLDER PROPOSALS

      Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the 1998 annual meeting of shareholders must be received by the Company by August 22, 1997, to be includable in the Company's proxy statement and related proxy for the 1998 annual meeting.

                         ANNUAL REPORT TO SHAREHOLDERS

      A copy of the Company's Annual Report to Shareholders for the fiscal year ended September 30, 1996, accompanies this notice of meeting and Proxy Statement. No part of the Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material.

                                  FORM 10-KSB

      THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-KSB, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBITS(S) SHOULD BE DIRECTED TO MR. CORY J. MILLER, VICE PRESIDENT OF FINANCE, AT THE COMPANY'S PRINCIPAL ADDRESS. THE COMPANY'S FORM 10-KSB MAY ALSO BE ACCESSED THROUGH THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              ROBERT H. KILL
                                              President
Dated:  December 20, 1996
        Plymouth, Minnesota

                                  CIPRICO INC.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 30, 1997

        The undersigned hereby appoints ROBERT H. KILL and CORY J. MILLER, and each of them, with full power of substitution, as Proxies to represent and vote, as designated below, all shares of Common Stock of Ciprico Inc. registered in the name of the undersigned at the Annual Meeting of Shareholders of the Company to be held at the Minneapolis Hilton and Towers, 1001 Marquette Avenue, Minneapolis, Minnesota, at 3:30 p.m. (Minneapolis time) on January 30, 1997, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

        The Board of Directors recommends that you vote FOR each proposal below.

    1.   Set the number of directors at six (6):
         [ ] FOR    [ ] AGAINST      [ ] ABSTAIN
    2.   Elect two Class III directors: [Nominees: Robert H. Kill and Gary L. Deaner]
         [ ] FOR all nominees listed above (except those whose names have been written in below)
         [ ] WITHHOLD AUTHORITY to vote for all nominees listed above
               To withhold authority to vote for any individual nominee write that nominee's name on the line below

    ------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  CIPRICO INC.
                       ANNUAL MEETING -- JANUARY 30, 1997



                    3.   OTHER MATTERS. In their discretion, the Proxies are ...
                         [ ] AUTHORIZED    [ ] NOT AUTHORIZED
                         to vote upon such other business as may properly come before the Meeting.


                    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN FOR A PARTICULAR
                    PROPOSAL, WILL BE VOTED FOR SUCH PROPOSAL, AND WILL BE DEEMED TO GRANT AUTHORITY UNDER PROPOSAL
                    NUMBER 3.

                       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                                                                                DATE:_____________________  , 199

                                                                                                _________________________________

                                                                                                _________________________________

                                                                                                _________________________________

                                                                                                PLEASE DATE AND SIGN ABOVE EXACTLY
                                                                                                AS NAME APPEARS AT THE LEFT,
                                                                                                INDICATING, WHERE APPROPRIATE,
                                                                                                OFFICIAL POSITION OR REPRESENTATIVE
                                                                                                CAPACITY.  FOR STOCK HELD IN JOINT
                                                                                                TENANCY, EACH JOINT OWNER SHOULD
                                                                                                SIGN.

--------------------------------------------------------------------------------